NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. REPORTS EARNINGS

Hallstead, PA, July 13 – Peoples Financial Services Corp. (OTCBB:PFIS) today reported earnings for the six months ended June 30, 2012, of $4,704 thousand or $1.51 per share, an increase of $546 thousand or 13.1%, compared to $4,158 thousand or $1.32 per share for the same period last year. Earnings for the second quarter 2012 totaled $2,284 thousand or $0.73 per share, a decrease of $75 thousand or 3.2%, compared to $2,359 thousand or $0.75 per share for the second quarter of 2011. Included in income in the second quarter of 2011 was a $1,583 thousand nonrecurring gain on the sale of a commercial property held as other real estate owned.

Return on average assets was 1.46% for the second quarter and 1.51% for the first half of 2012, compared to 1.63% and 1.47% for the respective periods of 2011. Return on average stockholders’ equity was 15.36% and 16.02%, respectively, for the second quarter and year-to-date 2012, compared to 18.56% and 16.74% for the same periods of 2011.

“Higher net interest income was the primary factor contributing to the increase in comparable first half earnings,” stated Alan W. Dakey, President and Chief Executive Officer. “We also experienced strong growth in revenue generated by our mortgage banking sector and our loan portfolio grew significantly in the commercial sector. In 2012, we continue to focus on improving our noninterest revenue sources as well as maintaining a favorable net interest margin,” concluded Dakey.

HIGHLIGHTS

•	Earnings per share increased $0.19 comparing 2012 and 2011.

•	Net interest income for the first six months improved 7.2% over the prior year.

•	Year-to-year average loan growth approximated 11.8%.

•	Deposits grew $43.8 million in the first half of 2012.

•	Nonperforming assets decreased 6.1% comparing June 30, 2012 and 2011.

INCOME STATEMENT REVIEW

     Tax-equivalent net interest income for the six months ended June 30, improved $722 thousand or 6.3% to $12,154 thousand in 2012 from $11,432 thousand in 2011. A $437 thousand increase in tax-equivalent interest revenue was supplemented by a decrease in interest expense of $285 thousand. Growth in average earning assets of $57.6 million offset partially by a 39 basis point decrease in the tax-equivalent yield on earning assets were the primary factors contributing to the increase in interest revenue. Specifically, the tax-equivalent yield on the loan portfolio decreased 26 basis points to 5.45% for the first half of 2012 from 5.71% for the same period of 2011. In addition, average loans increased $48.4 million or 11.8% comparing the six months ended June 30, 2012 and 2011.  The tax-equivalent yield on the investment portfolio decreased 130 basis points to 3.40% in 2012 from 4.70% in 2011. Average investments increased $21.5 million or 18.8% in 2012. Partially offsetting the negative effects of the yield decrease and aiding the positive effects of earning asset growth was a decrease of 21 basis points in the cost of funds, which was the primary factor leading to the decreased interest expense. The tax-equivalent net interest margin for the six months ended June 30, decreased 18 basis points to 4.10% in 2012 from 4.28% in 2011. The net interest margin for the second quarter of 2012 was 4.09%, compared to 4.10% the previous quarter.

     The provision for loan losses was $1,035 thousand for the six months ended June 30, 2012, and $1,225 thousand for the same six months of 2011.  The provision for loan losses was $390 thousand for the second quarter of 2012 compared to $804 thousand for the same period last year.

     Noninterest income totaled $2,573 thousand for the six months ended June 30, 2012, a decrease of $879 thousand or 25.5% from $3,452 thousand for the same six months of last year.  Mortgage banking income increased 157.5% to $376 thousand in 2012 from $146 thousand in 2011.  For the second quarter, noninterest income decreased $1,293 thousand to $1,337 thousand in 2012, from $2,630 thousand in 2011. As previously mentioned, the second quarter of 2011 included a $1,583 thousand gain on the sale of a other real estate owned property.

     Noninterest expense for the six months ended June 30, decreased $253 thousand or 3.4% to $7,212 thousand in 2012 from $7,465 thousand in 2011. Employee-related costs rose $405 thousand or 13.2% as a result of increases in staffing, higher health insurance costs and normal merit increases. Additional equipment-related costs resulted in a $168 thousand or 12.2% increase in net occupancy and equipment expense. The main contributor to the $826 thousand or 27.4% decrease in other expenses was a $509 thousand prepayment penalty on the extinguishment of a $5.0 million long-term debt with the Federal Home Loan Bank which occurred in the second quarter of 2011. For the second quarter, noninterest expense totaled $3,898 thousand in 2012, a decrease of $172 thousand or 4.2% from $4,070 thousand in 2011.

BALANCE SHEET REVIEW

     Total assets equaled $638.7 million at June 30, 2012, an increase of $52.1 million compared to $586.6 million at June 30, 2011. Strong loan demand resulted in an increase of $30.4 million or 7.1% in loans, net of unearned income, to $457.1 million at the close of the second quarter of 2012 from $426.7 million one year earlier. There were $13.1 million in federal funds sold as of the end of the second quarter of 2012 compared to $9.4 million at the same point in 2011 as deposit growth ramped up in the second quarter of 2012. Investment securities available-for-sale amounted to $128.6 million at June 30, 2012, and $114.1 million at June 30, 2011. Despite strong competition for deposits within our market area, total deposits increased $67.5 million comparing the first half of 2012 and 2011.

     Stockholders’ equity equaled $63.9 million or $20.48 per share at June 30, 2012, and $56.3 million or $17.90 per share at June 30, 2011. Included in stockholders’ equity was accumulated other comprehensive income related entirely to net unrealized holding gains on available-for-sale investment securities of $4,559 thousand at June 30, 2012, compared to accumulated other comprehensive income of $2,040 thousand at the end of the same period of 2011. Dividends declared for the first six months were $0.42 per share in 2012 and $0.40 per share in 2011.

     Nonperforming assets equaled $9.8 million or 2.14% of loans, net of unearned income and foreclosed assets at June 30, 2012, compared to $10.4 million or 2.45% one year earlier. The improvement in asset quality resulted from a decrease in nonaccrual loans partially offset by an increase in foreclosed assets and accruing loans past due 90 days or more. The provision for loan losses decreased 15.5% comparing the first half of 2012 and 2011 corresponding with the decrease in nonperforming assets in 2012.

     The allowance for loan losses equaled $5.9 million or 1.29% of loans, net of unearned income, at June 30, 2012, compared to $5.6 million or 1.22% at March 31, 2012, and $5.3 million or 1.20% at December 31, 2011. The allowance for loan losses covered 60.3% of nonperforming assets at the end of the second quarter of 2012, compared to 56.7% at the end of the first quarter and 50.2% at year-end 2011. Loans charged-off, net of recoveries, for the six months ended June 30, equaled $468 thousand or 0.21% of average loans outstanding in 2012 compared to $172 thousand or 0.04% of average loans outstanding in 2011.

     Peoples Financial Services Corporation is the parent company of Peoples Neighborhood Bank (the “Bank”), an independent community bank serving Lackawanna, Wyoming and Susquehanna Counties in Pennsylvania and Broome County in New York through eleven offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of PNB Online Banking services by accessing the Company's website at http://www.peoplesnatbank.com. Peoples Wealth Management, a division of the Bank’s subsidiary Peoples Advisors LLC, provides investment advisory services to the general public. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

Summary Data
Peoples Financial Services Corp.
Five Quarter Trend
(In thousands, except per share data)

	June 30	March 31	Dec 31	Sept 30	June 30
	2012	2012	2011	2011	2011

Key performance data:

Per share data:
Net income	$0.73	$0.78	$0.57	$0.60	$0.75
Cash dividends declared	$0.21	$0.21	$0.20	$0.20	$0.20
Book value	$20.48	$19.61	$19.11	$18.86	$17.90
Tangible book value	$20.29	$19.41	$18.89	$18.59	$17.62
Market value:
High	$30.00	$29.00	$28.25	$28.25	$27.50
Low	$28.00	$27.50	$27.05	$26.90	$25.50
Closing	$29.00	$28.00	$28.25	$27.55	$27.05
Market capitalization	$90,432	$87,327	$88,108	$86,205	$85,036
Common shares outstanding	3,118,356	3,118,806	3,118,856	3,129,056	3,143,656

Selected ratios:

Return on average stockholders' equity	15.36%	16.70%	12.54%	13.62%	18.56%

Return on average assets	1.46%	1.56%	1.17%	1.24%	1.63%

Stockholders' equity to total assets	10.00%	9.68%	9.59%	9.72%	9.59%

Efficiency ratio	55.20%	48.08%	60.61%	58.09%	50.98%

Nonperforming assets to loans, net, and foreclosed assets	2.14%	2.14%	2.39%	2.45%	2.45%

Net charge-offs to average loans, net	0.05%	0.36%	0.06%	0.28%	0.01%

Allowance for loan losses to loans, net	1.29%	1.22%	1.20%	1.20%	1.21%

Earning assets yield (FTE)	4.96%	4.97%	5.00%	5.08%	5.27%

Cost of funds	1.10%	1.10%	1.14%	1.27%	1.31%

Net interest spread (FTE)	3.86%	3.87%	3.86%	3.81%	3.96%

Net interest margin (FTE)	4.09%	4.10%	4.09%	4.07%	4.20%

Peoples Financial Services Corp.
Consolidated Statements of Income
(In thousands, except per share data)

Six Months Ended	June 30	June 30
	2012	2011

Interest income:
Interest and fees on loans:
Taxable	$11,197	$10,549
Tax-exempt	812	703
Interest and dividends on investment securities available-for-sale:
Taxable	1,239	1,299
Tax-exempt	687	886
Dividends	15	17
Interest on interest-bearing balances with banks	5	5
Interest on federal funds sold		13
Total interest income	13,955	13,472

Interest expense:
Interest on deposits	2,119	2,176
Interest on short-term borrowings	111	162
Interest on long-term debt	343	520
Total interest expense	2,573	2,858
Net interest income	11,382	10,614
Provision for loan losses	1,035	1,225
Net interest income after provision for loan losses	10,347	9,389

Noninterest income:
Service charges, fees, commissions and others	1,540	1,420
Wealth management income	281	375
Mortgage banking income	376	146
Net gains on sale of investment securities available-for-sale	383	12
Other than temporary investment securities impairment		(84)
Net gains (losses) on sale of other real estate	(7)	1,583
Total noninterest income	2,573	3,452

Noninterest expense:
Salaries and employee benefits expense	3,479	3,074
Net occupancy and equipment expense	1,543	1,375
Other expenses	2,190	3,016
Total noninterest expense	7,212	7,465
Income before income taxes	5,708	5,376
Provision for income tax expense	1,004	1,218
Net income	$4,704	$4,158

Other comprehensive income (loss):
Unrealized holding gains (losses) on investment securities available-for-sale	$1,768	$4,283
Reclassification adjustment for gains included in net income	(383)	(12)
Reclassification adjustment for other than temporary impairment charges		84
Income tax expense (benefit) related to other comprehensive income	471	1,481
Other comprehensive income (loss), net of income taxes	914	2,874
Comprehensive income	$5,618	$7,032

Per share data:
Net income	$1.51	$1.32
Cash dividends declared	$0.42	$0.40
Average common shares outstanding	3,118,269	3,144,386

Peoples Financial Services Corp.
Consolidated Statements of Income
(In thousands, except per share data)

Three months ended	June 30	March 31	Dec 31	Sept 30	June 30
	2012	2012	2011	2011	2011

Interest income:
Interest and fees on loans:
Taxable	$5,682	$5,515	$5,585	$5,505	$5,413
Tax-exempt	393	419	328	331	346
Interest and dividends on investment securities available-for-sale:
Taxable	603	636	672	639	633
Tax-exempt	328	359	377	397	411
Dividends	8	7	7	9	8
Interest on interest-bearing balances with banks	1	4	4	3	3
Interest on federal funds sold			8	13	11
Total interest income	7,015	6,940	6,981	6,897	6,825

Interest expense:
Interest on deposits	1,071	1,048	1,079	1,168	1,132
Interest on short-term borrowings	49	62	72	76	76
Interest on long-term debt	170	173	178	208	263
Total interest expense	1,290	1,283	1,329	1,452	1,471
Net interest income	5,725	5,657	5,652	5,445	5,354
Provision for loan losses	390	645	300	269	804
Net interest income after provision for loan losses	5,335	5,012	5,352	5,176	4,550

Noninterest income:
Service charges, fees, commissions and others	797	743	799	736	711
Wealth management income	138	143	140	142	236
Mortgage banking income	302	74	168	32	98
Net gains on sale of investment securities available-for-sale	99	284	(12)	25	2
Other than temporary investment securities impairment				(3)
Net gains (losses) on sale of other real estate	1	(8)	(2)	90	1,583
Total noninterest income	1,337	1,236	1,093	1,022	2,630

Noninterest expense:
Salaries and employee benefits expense	1,749	1,730	1,713	1,648	1,628
Net occupancy and equipment expense	753	790	766	738	699
Other expenses	1,396	794	1,609	1,371	1,743
Total noninterest expense	3,898	3,314	4,088	3,757	4,070
Income before income taxes	2,774	2,934	2,357	2,441	3,110
Provision for income tax expense	490	514	557	582	751
Net income	$2,284	$2,420	$1,800	$1,859	$2,359

Other comprehensive income (loss):
Unrealized holding gains (losses) on investment securities available-for-sale	$1,791	$(23)	$(466)	$2,908	$3,183
Reclassification adjustment for losses (gains) included in net income	(99)	(284)	12	(25)	(2)
Reclassification adjustment for other than temporary impairment charges				3
Income tax expense (benefit) related to other comprehensive income	575	(104)	(154)	981	1,082
Other comprehensive income (loss), net of income taxes	1,117	(203)	(300)	1,905	2,099
Comprehensive income	$3,401	$2,217	$1,500	$3,764	$4,458

Per share data:
Net income	$0.73	$0.78	$0.57	$0.60	$0.75
Cash dividends declared	$0.21	$0.21	$0.20	$0.20	$0.20
Average common shares outstanding	3,118,429	3,118,109	3,123,569	3,134,591	3,146,584

Peoples Financial Services Corp.
Details of Net Interest and Net Interest Margin
(In thousands, fully taxable equivalent basis)

Three months ended	June 30	March 31	Dec 31	Sept 30	June 30
	2012	2012	2011	2011	2011

Net interest income:
Interest income
Loans, net:
Taxable	$5,682	$5,515	$5,585	$5,505	$5,413
Tax-exempt	595	635	497	502	524
Total loans, net	6,277	6,150	6,082	6,007	5,937
Investments:
Taxable	611	643	679	648	641
Tax-exempt	497	544	571	601	623
Total investments	1,108	1,187	1,250	1,249	1,264
Interest-bearing balances with banks	1	4	4	3	3
Federal funds sold			8	13	11
Total interest income	7,386	7,341	7,344	7,271	7,215
Interest expense:
Deposits	1,071	1,048	1,079	1,168	1,132
Short-term borrowings	49	62	72	76	76
Long-term debt	170	173	178	208	263
Total interest expense	1,290	1,283	1,329	1,452	1,471
Net interest income	$6,096	$6,058	$6,015	$5,819	$5,744

Loans, net:
Taxable	5.43%	5.39%	5.51%	5.59%	5.71%
Tax-exempt	5.65%	5.96%	5.83%	5.74%	5.73%
Total loans, net	5.45%	5.45%	5.53%	5.61%	5.71%
Investments:
Taxable	2.49%	2.53%	2.71%	3.20%	3.75%
Tax-exempt	5.94%	5.98%	5.93%	5.94%	6.03%
Total investments	3.37%	3.43%	3.61%	4.12%	4.61%
Interest-bearing balances with banks	0.37%	1.50%	1.28%	0.86%	0.88%
Federal funds sold			0.40%	0.25%	0.22%
Total earning assets	4.96%	4.97%	5.00%	5.08%	5.27%
Interest expense:
Deposits	1.03%	1.05%	1.07%	1.17%	1.17%
Short-term borrowings	0.61%	0.51%	0.68%	0.81%	0.89%
Long-term debt	3.67%	3.69%	3.69%	3.79%	3.92%
Total interest-bearing liabilities	1.10%	1.10%	1.14%	1.27%	1.31%
Net interest spread	3.86%	3.87%	3.86%	3.81%	3.96%
Net interest margin	4.09%	4.10%	4.09%	4.07%	4.20%

Peoples Financial Services Corp.
Consolidated Balance Sheets
(In thousands, except per share data)

	June 30	March 31	Dec 31	Sept 30	June 30
At period end	2012	2012	2011	2011	2011

Assets:
Cash and due from banks	$8,084	$8,563	$9,488	$9,787	$12,736
Interest-bearing balances with banks	1,175	1,075	1,071	1,007	1,007
Federal funds sold	13,130			17,174	9,357
Investment securities available-for-sale	128,596	132,882	139,899	128,956	114,096
Loans held for sale	2,242	2,724	569	1,206	92
Loans, net	457,054	459,223	445,103	427,249	426,655
Less: allowance for loan losses	5,916	5,589	5,349	5,119	5,153
Net loans	451,138	453,634	439,754	422,130	421,502
Premises and equipment, net	8,716	8,235	7,916	8,039	8,171
Accrued interest receivable	2,903	3,472	3,448	3,240	3,272
Other assets	22,730	21,164	19,259	15,616	16,347
Total assets	$638,714	$631,749	$621,404	$607,155	$586,580

Liabilities:
Deposits:
Noninterest-bearing	$96,692	$97,353	$92,985	$84,572	$78,216
Interest-bearing	441,419	404,779	401,298	401,588	392,353
Total deposits	538,111	502,132	494,283	486,160	470,569
Short-term borrowings	13,233	45,375	43,791	38,892	36,352
Long-term debt	18,533	18,731	18,927	21,620	21,862
Accrued interest payable	248	244	284	282	307
Other liabilities	4,713	4,106	4,506	1,178	1,220
Total liabilities	574,838	570,588	561,791	548,132	530,310

Stockholders' equity:
Common stock, par value $2.00 authorized
12,500,000, shares issued 3,341,251;	6,683	6,683	6,683	6,683	6,683
Capital surplus	3,155	3,147	3,141	3,141	3,122
Retained earnings	54,738	53,108	51,342	50,173	48,938
Accumulated other comprehensive income (loss)	4,559	3,442	3,645	3,945	2,040
Less: Treasury stock, at cost, shares held 222,895; 222,445;	5,259	5,219	5,198	4,919	4,513
222,395; 212,195; 197,595
Total stockholders' equity	63,876	61,161	59,613	59,023	56,270
Total liabilities and stockholders' equity	$638,714	$631,749	$621,404	$607,155	$586,580

Peoples Financial Services Corp.
Consolidated Balance Sheets
(In thousands, except per share data)

	June 30	March 31	Dec 31	Sept 30	June 30
Average quarterly balances	2012	2012	2011	2011	2011

Assets:
Loans, net:
Taxable	$421,204	$411,306	$402,315	$390,478	$380,528
Tax-exempt	42,392	42,852	33,812	34,711	36,685
Total loans, net	463,596	454,158	436,127	425,189	417,213
Investments:
Taxable	98,659	102,375	99,252	80,221	68,614
Tax-exempt	33,624	36,608	38,217	40,105	41,434
Total investments	132,283	138,983	137,469	120,326	110,048
Interest-bearing balances with banks	1,078	1,074	1,236	1,386	1,364
Federal funds sold	1,936		8,010	20,693	20,504
Total earning assets	598,893	594,215	582,842	567,594	549,129
Other assets	31,073	27,943	27,950	28,378	32,970
Total assets	$629,966	$622,158	$610,792	$595,972	$582,099

Liabilities and stockholders' equity:
Deposits:
Interest-bearing	$419,987	$399,755	$400,678	$395,354	$387,655
Noninterest-bearing	94,920	92,492	87,573	83,458	78,959
Total deposits	514,907	492,247	488,251	478,812	466,614
Short-term borrowings	32,446	48,582	42,290	37,231	34,373
Long-term debt	18,641	18,837	19,140	21,749	26,935
Other liabilities	4,175	4,223	4,176	4,014	3,192
Total liabilities	570,169	563,889	553,857	541,806	531,114
Stockholders' equity	59,797	58,269	56,935	54,166	50,985
Total liabilities and stockholders' equity	$629,966	$622,158	$610,792	$595,972	$582,099

Peoples Financial Services Corp.
Asset Quality Data
(In thousands)

	June 30	March 31	Dec 31	Sept 30	June 30
At quarter end	2012	2012	2011	2011	2011

Nonperforming assets:
Nonaccrual/restructured loans	$7,177	$7,473	$9,597	$9,651	$10,002
Accruing loans past due 90 days or more	737	691	660	429	443
Foreclosed assets	1,889	1,692	399	399
Total nonperforming assets	$9,803	$9,856	$10,656	$10,479	$10,445

Three months ended

Allowance for loan losses:
Beginning balance	$5,589	$5,349	$5,119	$5,153	$4,356
Charge-offs	84	421	83	317	23
Recoveries	21	16	13	14	16
Provision for loan losses	390	645	300	269	804
Ending balance	$5,916	$5,589	$5,349	$5,119	$5,153

SOURCE Peoples Financial Services Corp.
/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570.879.2175 or scotts@peoplesnatbank.com

Co: Peoples Financial Services Corp.
St: Pennsylvania
In: Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.